EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------X
                                    :
In re:                              :       Chapter 11
                                    :
                                    :       Case Nos. 02-13455
SCIENT, INC., et al.,               :       Through 02-13458 (AJG)
                                    :       (Jointly Administered)
                                    :
                           Debtors. :
------------------------------------X


                 ORDER UNDER 11 U. S. C. SS.SS. 105 AND 363 AND
                  FED. R. BANKR. P. 6004 (1) APPROVING BIDDING
            PROCEDURES AND BREAK-UP FEE AND EXPENSE REIMBURSEMENT IN
         CONNECTION WITH THE PROPOSED SALE OF THE DEBTORS' ASSETS, (II)
                       SCHEDULING A HEARING DATE, AUCTION
           DATE AND BIDDING DEADLINE IN CONNECTION WITH SUCH SALE, AND
                (III) APPROVING FORM AND MANNER OF NOTICE THEREOF
                -------------------------------------------------

      Upon the motion, dated July 17, 2002 (the "Sale Motion"), of the above-captioned debtors and debtors-in possession (collectively, the "Debtors"), for: (I) an order scheduling a hearing date on approval of the bidding procedures, break-up fee and expense reimbursement, (II) an order (the "Bidding Procedures Order") under 11 U.S.C. ss.ss. 105 and 363 and Fed. R. Bankr. P. 6004(f) (A) approving bidding procedures and a break-up fee and expense reimbursement in connection with the proposed sale by the above-captioned Debtors to SBI and Company and SBI Scient, Inc. ("SBI" or "Purchaser") of the Acquired Assets,(1) which Acquired Assets comprise substantially all of the Debtors' assets, (B) scheduling a hearing date, auction sale date, if necessary, and bidding deadlines and procedures in connection with the sale of the Acquired Assets (the "Sale"), and (C) approving the form and manner of notice thereof (collectively, "Part I of the Motion"), and (Ill) an order (the "Sale Order") under 11 U.S.C. ss.ss. 105, 363,



________________________
(1) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Assest Purchase AGreeemnt (as defined herein).

365 and 1146(c) and Fed. R. Bankr. P. 2002(a) (2) and (c)(1), 6004,6006, and
9014 (A) approving that certain Asset Purchase Agreement, dated as of July 14, 2002, among the Debtors and Purchaser or a modification thereof, if another party is the Successful Bidder (as later defined herein), (B) approving the sale of the Acquired Assets to Purchaser or such other party making a higher and better offer therefor, free and clear of all liens, claims, encumbrances and interests, (C) determining that such sale is exempt from any stamp, transfer, recording or similar tax, and (D) granting such further relief as may be appropriate; and sufficient notice of the motion having been given; and upon the Order, dated July 18, 2002, Scheduling Hearing on Debtors' Motion to Approve Bidding Procedures and Break-Up Fee and Expense Reimbursement in connection with the Proposed Sale of Debtors' Assets (the "Scheduling Order"); and the Scheduling Order having been served on all parties required to be served in accordance with the provisions of the Scheduling Order; and after due deliberation and good cause having been shown, the Court finds as follows:

      A. On July 14, 2002, Debtors entered into an Asset Purchase Agreement, substantially in the form attached as Exhibit C to the Sale Motion, wherein Debtors agreed to sell all of the Acquired Assets to Purchaser for a purchase price equal to $15,470,000 in cash (subject to adjustments) (the "Purchase Price") and the assumption of certain assumed obligations. The Asset Purchase Agreement also contemplates that as part of that sale, Debtors will assume and assign certain Executory Contracts to the Purchaser, or any successful Qualified Bidder. On August 15, 2002, the Debtors and the Purchaser executed a First Amendment to Asset Purchase Agreement (a copy of which is on file with the Bankruptcy Court; the First Amendment and the July 14 Agreement are hereinafter collectively referred to as the "Asset Purchase Agreement") to reflect, among other things, certain changes to the Bidding Procedures requested by the Official Creditors' Committee (the "Committee).


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


      B. Purchaser is prepared to purchase the Assets and assume the Executory Contracts as described in the Asset Purchase Agreement as amended (the "Asset Purchase Agreement"). Purchaser has committed substantial time and money to the transaction contemplated in the Asset Purchase Agreement.

      C. The Asset Purchase Agreement contains a conditional requirement to pay a Break-Up Fee and Expense Reimbursement, if a Qualified Bid prevails and is approved. The Break-Up Fee is the product of extensive negotiations between Purchaser and Debtors. The Break-up Fee is a condition precedent to the effectiveness of the Asset Purchase Agreement. In the absence of such fee, the Purchaser, as an initial offeror, would be discouraged from making an offer, due to the fear that its initial offer would be "shopped around" and outbid by an entity that would rely upon the due diligence, time, and effort expended by the Purchaser. The payment of the Break-up Fee, if payable under the Asset Purchase Agreement, will not have an adverse impact upon Debtors, their estates, or their creditors. The Break-up Fee was necessary to convince the Purchaser to proceed with the transactions contemplated by the Asset Purchase Agreement, and, thus, commence the bidding process for the sale of the Assets. The Break-up Fee is reasonable in relation to the Purchaser's costs, efforts, risks, and the magnitude of the transactions contemplated in the Asset Purchase Agreement.

      D. This Court has jurisdiction over this matter pursuant to 28 U.S.C.ss.ss.157 and 1334 In grant thE relief sought herein pursuant to 11 U.S.C.ss.ss.102(1), 105(a), 363, and 365, and Federal Rules of Bankruptcy Procedure 2002, 6004, and 9006.

      E. This is a core proceeding pursuant to 28 U.S.C.ss.157(b)(2)(A), (N) and
(0);

      F. Good and sufficient notice of the relief sought in Part I of the Motion has been given in accordance with the Scheduling Order and no other or further notice is required;

      G. The Debtors' proposed notice of the Sale of the Acquired Assets and bidding procedures announcing the Sale and the approval of the bidding procedures is appropriate and reasonably calculated to provide all interested parties with timely and proper notice of the Sale of the Acquired Assets, assumption and assignment of the Assumed Obligations, and the overbid procedures to be employed in connection therewith;

      H. The Debtors have demonstrated a sound business justification for authorizing the payment of the Break-Up Fee and Expense Reimbursement to Purchaser under the circumstances, timing and procedures set forth in the Motion;

      I. The Break-up Fee and Expense Reimbursement are fair and reasonable, and were negotiated by the parties in good faith;

      J. The Debtors' payment to Purchaser, as set forth in the Asset Purchase Agreement, of the Break-up Fee and Expense Reimbursement is (a) an actual and necessary cost of preserving the Debtors' estates, within the meaning of 11 U.S. ss. 503(b), (b) of substantial benefit to the Debtors' estates, (c) reasonable and appropriate, including in light of the size and nature of the Sale and the efforts that have been and will be expended by Purchaser notwithstanding that the proposed Sale is subject to higher or better offers, and (d) necessary to ensure that Purchaser will continue to pursue its proposed acquisition of the Acquired Assets.

      K. The entry of this Order ("Bidding Procedures Order") is in the best interests of the Debtors and their estates, creditors and interest holders. Accordingly, it is

      ORDERED and ADJUDGED as follows:

      1. The Motion is GRANTED to the extent provided herein.

      2. The hearing to authorize the Debtors to sell the Acquired Assets and assume and assign the Executory Contracts to the Purchaser (or any prevailing Qualified Bidder) pursuant to the Asset Purchase Agreement or to consider any timely objections to such sale shall be held before the Honorable Arthur J. Gonzalez, United States Bankruptcy Judge, in the United States Bankruptcy Court, One Bowling Green, New York, New York 10004-1408 on September 13, 2002, at 10:00 a.m., or as soon thereafter as counsel can be heard (the "Final Sale Hearing").

      3. Copies of the Sale Motion, this Bidding Procedures Order, and the Asset Purchase Agreement, and other pertinent pleadings and documents may be obtained from Debtors' counsel or the Court's website, www.nysb.uscourts.gov; provided, however, that the Debtors shall not have to provide certain schedules attached to the Asset Purchase Agreement unless the person requesting such information executes a confidentiality agreement in form and substance reasonably satisfactory to the Debtors. Pursuant to 11 U.S.C. ss. 107(b), all lists of schedules of Debtors' client contracts attached to any motion to assume or assign such client contracts under 11 U.S.C. ss. 365 shall be sealed.

      4. The Debtors shall provide notice by publication of the Final Sale Hearing date established by this Bidding Procedures Order, substantially in the form of notice which is annexed as Exhibit A (the "Notice"). The Debtors shall place the Notice in The Wall Street Journal following the date of this Bidding Procedures Order. The Notice shall also be served by regular U.S. mail on all creditors, all non-debtor parties to the Executory Contracts to be assigned to the Purchaser, counsel to Purchaser, counsel to the Committee, the United States Trustee, all persons who have filed a notice of appearance and all known entities that have expressed an interest in writing to Debtors regarding the purchase of the Assets.

      5. At the Final Sale Hearing, the Court will consider the Sale Motion to sell the identified assets to the Purchaser (or any prevailing Qualified Bidder(s)), pursuant to the Asset Purchase Agreement, and any timely objections thereto, in accordance with the procedures approved herein below ("Bidding Procedures"), such that no Qualified Bid(s) will be considered for approval unless it satisfies, at a minimum, each of the following conditions.

      6. BID DEADLINE. All Bids for either all of the Acquired Assets or a portion thereof in separate lots must be submitted so as to be received by Debtors' counsel (Greenberg Traurig, LLP, Attir Howard J. Berman, Esq., 200 Park Avenue, New York. New York 10166, Fax No. 212-801-6400, email: bermanh@gtlaw.com and Greenberg Traurig, P.A., Attn: Linda Worton, Esq., 1221 Brickell Avenue, Miami, Florida 33131, Fax No. 305-579-0717, email: wortonl@gtlaw.com) not later than 11:00 am. (E.S.T.) on September 10, 2002 (the "Bid Deadline"), with a copy to (i) counsel to the Committee (Olshan Grundman Frome Rosenzweig & Wolosky LLP, Attn: Andrew I. Silfen, Esq., 505 Park Avenue, New York, New York 10022, Fax No. 212-945-1787, email: ais@ogfrlaw.com); (ii) counsel to Purchaser and Debtors' post-petition lender (Schulte, Roth & Zabel, LLP, Attn: Jeffrey S. Sabin, Esq., 919 Third Avenue, New York, New York 10022, Fax No. 212-593-5955, email:jeffiey.sabin@srz.com); and (iii) Debtors' financial advisors (Capitalink L.C., Attn: James Cassel, Columbus Center, One Alhambra Plaza, Suite 1410, Coral Gables, Florida 33134, Fax No: 305-446-2926, email: jcassel@capitalinldc.com).

      7. For purposes of the Asset Purchase Agreement, "Bid" shall mean one or more letters from one or more persons whom Debtors' Board of Directors have determined, in the exercise of their fiduciary duties after a review of such persons' most recently audited and/or unaudited financial statements, is financially able to consummate the purchase, either jointly or separately, of(a) all of the Acquired Assets or (b)a portion of the Acquired Assets (each a "Qualified Bidder") stating that (i) such Qualified Bidder offers to purchase all of the Acquired Assets or a portion thereof upon substantially the same terms and conditions set forth in a copy of the Asset Purchase Agreement, together with all Exhibits and Schedules thereto (the "Definitive Sale Documentation"), marked to show those amendments and modifications to the Definitive Sale Documentation, including, but not limited to, price and the time of closing, that such Qualified Bidder proposes, (ii) each such Qualified Bidder is prepared to enter into and consummate the transaction within not more than the first business day after eleven (11) days after entry of the Sale Order by tie Bankruptcy Court, subject to receipt of any governmental or regulatory approvals, and (iii) each such Qualified Bidder's offer is irrevocable until the closing of a purchase of either all of the Acquired Assets or a portion thereof. For purposes of determining the existence of a Bid, a Bid may be in the form of a joint bid from more than one Person, or may be in the form of separate bids from more than one Person, with each such separate bid being for a portion of the Acquired Assets, but all of such separate bids, collectively, seeking to purchase all of the Acquired Assets or a part thereof.

      8. QUALIFIED BID. Only Qualified Bids will qualify for consideration at the Auction (as defined below). A Qualified Bid is a Bid that (individually or, in the case of Bids for less than all of the Acquired Assets, when aggregated with other Bids):

            (i) has a cash component of at least an amount sufficient TO satisfy the Expense Reimbursement, the Break-Up Fee (each as defined below) and payment of all indebtedness due under the DIP Loan Agreement (as such term IS defined in the Order of this Court dated August 15, 2002 approving same);

            (ii) is a proposal that Debtors determine is not materially more burdensome or conditional than the terms of the Asset Purchase Agreement and has a value greater than or equal to the sum of (x) Purchaser's offer, plus (y) the amount of the Expense Reimbursement and the Break-Up Fee, p~
      (z) in the case of the initial Qualified Bid(s), $100,000, or a total of $15,970,000;

            (iii) is substantially on the same or better terms and conditions as set forth in a copy of Definitive Sale Documentation; (iv) is not conditioned upon obtaining financing or is accompanied by satisfactory evidence of committed financing sufficient to repay the principal amounts outstanding under the DIP Loan Agreement, and accrued and unpaid interest, lees and expenses due thereon as of the Closing Date, and to pay the Break-Up Fee and Expense Reimbursement; and

            (v) is submitted along with a good-faith deposit, in certified funds, of five percent (5%) of the Qualified Bidder's offering price.

      9. The Asset Purchase Agreement executed by Purchaser shall constitute a Qualified Bid, and Purchaser shall be deemed a Qualified Bidder for all purposes.

      10. AUCTION, BIDDING INCREMENTS, AND BIDS REMAINING OPEN. If Debtors receive a Qualified Bid(s), Debtors will conduct an auction (the "Auction") at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, on September 11, 2002, beginning at 11:00 am. (E.S.T.) or such later time or other place as Debtors shall notify all Qualified Bidders who have submitted Qualified Bids. At the Auction, the Debtors will first entertain Bids in separate lots for a portion of the Acquired Assets. Only in the event that Bids which are made in separate lots for a portion of the Acquired Assets when aggregated equal or exceed $15,970,000 will the Debtors be required to consider Bids in separate lots. The Debtors shall commence the Auction by announcing the highest or best Bid for the Acquired Assets. Only Purchaser, Debtors, a representative of the Committee, and any Qualified Bidders who have timely submitted Qualified Bids shall be entitled to attend the Auction. Debtors may announce, in consultation with the Committee, at tie Auction additional procedural rules (e.g., subsequent bid increments) that are reasonable under the circumstances (including, but not limited to, the amount of time allotted to make subsequent overbids) for conducting the Auction so long as such rules will better promote the goals of the Auction, are not inconsistent with these Bidding Procedures, and are in the best interests of the Debtors' estates and their creditors. Bidding increments at the Auction shall be in the amount of at least $50,000 unless otherwise determined by the Debtors after consulting with the Committee. At least two business days before the Auction, Debtors will give Purchaser and all other Qualified Bidders copies of all other Qualified Bids. In addition, Debtors will inform Purchaser and each Qualified Bidder who has expressed its intent 1:0 participate in the Auction of the identity of all Qualified Bidders that may participate in the Auction.

      11. BREAK-UP FEE AND EXPENSE REIMBURSEMENT. In the event that Debtors (i) accept any Bid or Bids other than the Purchaser's Bid as the highest or best offer, (ii) sell, transfer, lease or otherwise dispose directly or indirectly, including through an asset sale, stock sale, merger, reorganization or other similar transaction, of all or substantially all or a material portion of the Acquired Assets (or agree to do any of the foregoing) in a transaction or series of transactions to a party or parties other than Purchaser within 12 months from the date hereof, or (iii) retain all or substantially all or a material portion of the Acquired Assets in connection with a plan of reorganization approved by the Bankruptcy Court or in connection with the dismissal, abandonment or other termination of the Bankruptcy Case (any of clauses (i), (u) or (iii) being, an "Alternative Transaction"), Debtors shall pay to Purchaser (i) an amount equal to Purchaser's documented reasonable, actual out-of-pocket costs and expenses (including reasonable expenses of counsel and other consultants) incurred by Purchaser in connection with the Asset Purchase Agreement and the transactions contemplated hereby, not to exceed $250,000 (the "Expense Reimbursement"), and
(ii) a break-up fee in the amount of $150,000 which represents Purchaser's fee for its services as a "stalking horse," including its work in establishing a bid standard or minimum for other bidders, placing estate property in a sales configuration mode attracting other bidders, and serving as a catalyst for other bidders (the "Break-Up Fee"); provided, however, that in no event shall the Expense Reimbursement or the BreakUp Fee be payable to Purchaser if Purchaser materially breaches its obligations under the Asset Purchase Agreement or refuses to close a sale to Purchaser for any reason other than the willful breach by Debtors of any representation, warranty, covenant or agreement set forth in the Asset Purchase Agreement, or if the Asset Purchase Agreement is terminated by Purchaser pursuant to the permitted conditions set out in the Asset Purchase Agreement (other than in the event of an Alternative Transaction). The Break-Up Fee and the Expense Reimbursement shall be paid as an allowed administrative priority expense of Debtors under Bankruptcy Code Section 503(b)(l) upon the earlier to occur of the closing of the Alternative Transaction and the consummation of a plan of reorganization or plan f liquidation or as soon thereafter as is practicable.

      12. Any person who desires to submit a Qualified Bid and who desires to conduct a due diligence investigation, with Debtors' cooperation, shall be entitled to conduct such due diligence investigation on the following conditions:

            a. During the due diligence period, Debtors shall provide each prospective Qualified Bidder a due diligence package, including the Asset Purchase Agreement with all Schedules attached thereto, providing all of the due diligence materials that were otherwise made available to the Purchaser in advance of the filing of the Sale Motion and thereafter, if timely requested, reasonable access during normal business hours and upon reasonable prior notice to the properties, records, contracts and documents of Debtors relating to the Assets and Executory Contracts in order to conduct a due diligence investigation, provided, however, that (i) any such investigation and access shall be completed on or before five days preceding the date of the Final Sale Hearing, (ii) each participant thereof shall sign a confidentiality agreement for the benefit of, and satisfactory to Debtors, and Debtors shall, in no event, release any intellectual property or other unique information or material to any person who directly or indirectly (through an affiliate or otherwise), competes, has competed or proposes to compete with Debtors, and (iii) such due diligence investigation shall be conducted in a reasonable manner and without unduly interfering with or adversely affecting or impeding the employees or the conduct of Debtors.

      13. Any person who desires to submit a Qualified Bid or who has any questions may contact the Debtors' financial advisors, Capitalink, L.C., Columbus Center, One Alhambra Plaza, Suite 1410, Coral Gables, Florida 33134, telephone number (305) 446-2026, e-mail: jcassel@capitalinldc.com.

      14. If the Closing with a successful Qualified Bidder is not timely concluded, Debtors shall be authorized, without further Court order, to conclude promptly the transactions contemplated by the Asset Purchase Agreement with the Purchaser, or the next highest willing bidder, at the Final Sale Hearing, in accordance with the terms and conditions of such next highest willing Qualified Bidder's bid (assuming such bid otherwise complies with this paragraph, in which event the Sale Order shall continue in full force and effect but all references therein to the Purchaser shall be deemed to be references to such next highest Qualified Bidder).

      15. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning and definition assigned to such terms in the Sale Motion and the Asset Purchase Agreement.

      16. The Sale Hearing may be adjourned, from time to time, without further notice to creditors or parties in interest other than by announcement of said adjournment in Court or on the Court's calendar on the date scheduled for said hearing.

      17. The Debtors are hereby authorized and empowered to take such steps, expend such sums of money and do such other things as may be necessary to implement and effect the terms and requirements established by this Bidding Procedures Order.

      18. The Debtors, in consultation with the Committee, may (a) determine, in the good faith exercise of their business judgment, which Qualified Bids they believe constitutes the highest or otherwise best offers for the Acquired Assets and (b) reject, at any time before entry of an order of the Court approving a Qualified Bid, any bid that is (i) inadequate or insufficient, (ii) not in conformity with the requirements of the Bankruptcy Code or the Bidding Procedures, or (iii) contrary to the best interests of the Debtors, their estates and their creditors.

      19. Prior to the closing of the Sale, Debtors shall file a plan in form reasonably satisfactory to the Committee.

      20. All objections to the Sale Motion must be in writing, must state the name of the objecting party, must state the particularity of the reasons and basis for the objection, and be filed with the Court (with a copy hand delivered to Chambers) and served upon (a) Greenberg Traurig, P.A., 1221 Bricknell Avenue, Miami, Florida 33131, Attn.: Linda Worton Jackson, Esq., and Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, Attn.: Howard J. Berman, Esq., attorneys for Debtors, (b) Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, Attn.: Jeffrey S. Sabin, Esq. and David J. Cimiinesi, Esq., attorneys for Purchaser, (c) Olshan Gnindman Frome Rosenzweig & Wolosky LLP,
Attn.: Andrew I. Silfen, Esq., 505 Park Avenue, New York, New York 10027, attorneys for the Committee, and (d) the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004, Attn.: Richard C. Morrissey, Esq., so that such objections are actually received by such persons no later than September 11, 2002 at 5:00 p.m.


      21. If there is a conflict between the terms of this Bidding Procedures Order and the Asset Purchase Agreement, the terms of this Bidding Procedures Order shall govern.

      22. The Bankruptcy Court shall retain jurisdiction over any matters related to or arising from the implementation of this Bidding Procedures Order, including, but not limited to the right to amend this Bidding Procedures Order.

Dated:     New York., New York
           August 15, 2002.

                                     /S/ARTHUR J. GONZALEZ
                                     -------------------------------------------
                                      ARTHUR J. GONZALEZ
                                      UNITED STATES BANKRUPTCY JUDGE


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


                                                                       EXHIBIT A


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------X
                                    :
In re:                              :       Chapter 11
                                    :
                                    :       Case Nos. 02-13455
SCIENT, INC., et al.,               :       Through 02-13458 (AJG)
                                    :       (Jointly Administered)
                                    :
                           Debtors. :
------------------------------------X


             NOTICE OF: (I) SALE OF SUBSTANTIALLY ALL THE ASSETS OF
               SCIENT, (II) ASSUMPTION AND ASSIGNMENT OF EXECUTORY
                CONTRACTS RELATED THERETO, (III) BIDDING AND SALE
              PROCEDURES AND FINAL SALE HEARING, AND (IV) APPROVED
               CONDITIONAL BREAK-UP FEE AND EXPENSE REIMBURSEMENT

      NOTICE IS HEREBY GIVEN pursuant to Fed.R.Bankr.P. 2002(a)(2) and (c)(1), 6004(a) and 6006(c), that on July 17, 2002, Scient, Inc. and its related debtors ("Scient" or "Debtors") filed a Motion for Orders Under 11 U.S.C. ss.ss. 105, 363, and 1146(c) and Fed.R.Bankr.P. 6004, 6006 and 9014: (I) Scheduling A Hearing on Approval oF the Bidding Procedures, Break-Up Fee and Expense Reimbursement, (II) (A) Approving Bidding Procedures and Break-Up Fee and Expense Reimbursement in Connection with the Proposed Sale of the Debtors' Assets (the "Acquired Assets"), (B) Scheduling a Hearing Date, Competitive Sale Date and Bidding Deadline in Connection with the Sale of Such Assets (the "Final Hearing Date"), and (C) Approving Form and Manner of Notice Thereof; and (III)
(A) Approving the Asset Purchase Agreement with SBI and the Debtors, (B) Approving the Sale of the Assets Free and Clear of all Liens, Claims and Encumbrances, (C) Authorizing the Assumption Assignment of Certain Executory Contracts, and (D) Determining that Such Sale is Exempt From Stamp, Transfer, Recording, or Similar Tax (the "Sale Motion").

      PLEASE TAKE FURTHER NOTICE that Debtors seek the following relief, among other things, in the Sale Motion:

      (a) Authority to, among other things, sell all of Debtors' Acquired Assets(2) to SBI and Company and SBI Scient, Inc. ("Purchaser") for a purchase price of $15,470,000, subject to certain adjustments, and Purchaser's assumption of certain specified Assumed Obligations, subject to higher and better offers, and provided that the sale to Purchaser is consummated on or before September 30, 2002;


______________________

(2) All capitalized terms shall have the meaning prescribed int he Sale Motion, the Bidding Procedures Order, or the Asset Purchase Agreement is amended.

      (b) Authority to assume and assign certain Executory Contracts utilized by Debtors in the operation of the Debtors' business, and Purchaser is prepared to provide adequate assurance of future performance within the requirements of
Section 365(0(2) of the Bankruptcy Code to the various parties;

      (c) Authority, pursuant to 11 U.S.C.ss.ss.363(b) and (1), to sell the Assets and assign the Executory Contracts free and clear of any claims, liens and encumbrances in the Debtors' chapter 11 estates; and

      (d) A finding of the Bankruptcy Court that Purchaser (or such other purchaser of the Assets and assignee of the Executory Contracts pursuant to the Sale Motion) is a good-faith purchaser entitled to the protections of 11 U.S.C. ss. 363(m).

      PLEASE TAKE FURTHER NOTICE that:

      (a) By order dated August 15, 2002 (the "Bidding Procedures Order"), the Bankruptcy Court has approved bidding procedures governing the sale of the Acquired Assets, and has scheduled a hearing to consider approval of the Sale (the "Final Sale Hearing") to be held on September 13, 2002 at 10:00 a.m. before the Honorable Arthur J. Gonzalez, United States Bankruptcy Judge, in the United States Bankruptcy Court, One Bowling Green, New York, New York 10004-1408. Any objection to the proposed sale shall be filed with the Court and served on counsel identified below.

      (b) All objections to the Sale Motion must be in writing, must state the name of the objecting party, must state the particularity of the reasons and basis for the objection, and be filed with the Court (with a copy hand delivered to Chambers) and served upon (a) Greenberg Traurig, P.A., 1221 Bricknell Avenue, Miami, Florida 33131, Attn.: Linda Worton Jackson, Esq. and Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, Attn.: Howard J. Berman, Esq., attorneys for Debtors, (b) Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, Attn.: Jeffrey S. Sabin, Esq. and David J. Ciminesi, Esq., attorneys for Purchaser, (c) the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004, Attn.: Richard C. Morrisey Esq., and (d) counsel of the Official Committee of Unsecured Creditors, Olshan Gmndman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022, Attn: Andrew I. Silfen, Esq., so that such objections are actually received by such persons no later than September 11, 2002 at 5:00 p.m.

      (c) The Bankruptcy Court approved a Break-Up Fee in favor of Purchaser in the amount of $150,000, plus up to $250,000 of Purchaser's actual out-of-pocket expenses (the "Expense Reimbursement"), which will be payable in cash at the Closing from the sale proceeds of any higher Qualified Bids as a pre- condition to the sale closing and before any application of the sale proceeds; and

      (d) Debtors will either seek to approve the proposed sale of the Acquired Assets and the assignment of the Executory Contracts to Purchaser pursuant to a proposed Asset Purchase Agreement, or will entertain any Qualified Bids for the purchase of the Acquired Assets and assumption of the Executory Contracts. Pursuant to the Bidding Procedures Order, to be a Qualified Bid, the Bid (individually or, in the case of Bids for less than all of the Acquired Assets, when aggregated with other bids) must (1) total (a) $15,970,000 or (b) the sum of(i) Purchaser's offer, plus (ii) the amount of the Expense Reimbursement and the Break-Up Fee, plus (iii) in the case of the initial Qualified Bid, $100,000 and meet certain other


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


conditions. Any Qualified Bill must be submitted in writing to Debtors' counsel (Greenberg Traurig, LLP, Attn: Howard J. Berman, Esq., 200 Park Avenue, New York, New York 10166, Fax No. (212) 801-6400, email bermanh@gtlaw.com and Greenberg Traurig, P.A., Attn: Linda Worton Jackson, Esq., 1221 Brickell Avenue, Miami, Florida 33131, Fax No.: (305) 579-0717, email: wortonl@gtlaw.com) not later than 11:00 a.m. (E.S.T.) on September 10, 2002, with a copy to (i) counsel of the Official Committee of Unsecured Creditors (Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022, Attn:
Andrew I. Silfen, Esq., Fax No.212-935-1787, email: ais@ogfrlaw.com); (ii) counsel to Purchaser and Debtors' post-petition lender (Schulte, Roth & Zabel, LLP, Attn: Jeffrey S. Sabin, Esq., 919 Third Avenue, New York, New York 10022, Fax No. (212) 593-5955, e-mail: jeffiey.sabin@srz.com; david.ciminesi@srz.com); and (iii) the financial advisor to the Debtors (Capitalink, Attn: James Cassel, Columbus Center, One Alhambra Plaza, Suite 1410, Coral Gables, Florida 33134, Fax No. (305) 446-2926, e-mail: jcassel@capitalinldc.com,jsnow@capitalinldc.com) along with evidence of financial responsibility (as provided in the Bidding Procedures Order), and must satisfy all conditions set forth in the Bidding Procedures Order. No Qualified Bid will be considered unless it satisfies, at a minimum, the terms and conditions set forth in the Bidding Procedures Order. Prospective Qualified Bidders also may conduct due diligence as provided in the Bidding Procedures Order.

      Copies of the Bidding Procedures Order, the Sale Motion, and other related items may be obtained from Counsel for the Debtors Linda G. Worton, Esq., Greenberg Traurig, P.A., 1221 Brickell Avenue, Miami, FL 33131; Phone: (305) 579-0500; Fax: (305) 579-0717 and Greenberg Traurig, LLP, 200 Park Avenue, New York New York 10166, Attn.: Howard J. Berman, Esq., Phone: (212) 801-9200; Fax:
(212) 801-6400, or on the Court's website, www.nysb.courts.gov.

Dated:        New York, New York
              ______________, 2002

                                          By Order of the Court


                                          UNITED STATES BANKRUPTCY JUDGE

GREENBERG TRAURIG, LLP                            GREENBERG TRAURIG, P.A.
Howard J. Berman (HB-4154)                        Linda Worton Jackson (LW-5067)
200 Park Avenue                                   221 Brickell Avenue
New York, New York 10166                          Miami, Florida 33131
(212) 801-9200                                    (305) 579-0500


                 Attorneys for Debtors and Debtors-in-Possession



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